Investments	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Investments
NOTE 6. INVESTMENTS

The following is a detailed discussion of the Company’s types of investments held:

(a)	Fair Value Investments
The
Company has investments in four entities: 420 Capital Management, LLC (“420 Capital”), a cannabis investment company; Lighthouse Strategies, LLC (“Lighthouse”), a diversified cannabis investment company; IM Cannabis Corp. (“IMC”), a pharmaceutical manufacturer that specializes in cannabis; and OLD PAL LLC (“Old Pal”), a cannabis operator/licensor.
Upon the acquisition of CannaRoyalty Corp. (“Origin House”) on January 8, 2020, the Company obtained a 1.3% ownership stake in Fleurish Cannabis Inc. (“Fleurish”) for a fair value of $0.1 million as of the acquisition date. During the second quarter of 2021, the Company determined that the Fleurish equity shares had no value due to the Fleurish’s continuing declining financial health. As a result, during the second quarter of 2021, the Company fully impaired the investment in Fleurish.
Upon the acquisition of Bluma on April 14, 2021, the Company obtained a 13.3% ownership stake in Aloha Holdings of Illinois (“Aloha”), an entity applying for a license to open a cannabis dispensary in Illinois, for a fair value of $0.1 million, and 0.8% ownership stake in Old Pal for a fair value of $0.6 million. During the third quarter of 2021, the Company fully impaired the investment in Aloha due to Aloha having an unsuccessful license application in Illinois. The 420 Capital, Lighthouse, and Old Pal investments are held at fair value and are classified as equity securities without a readily determinable value. The IMC investment is classified as a marketable security with a readily determinable fair value. The Fleurish and Aloha investments were classified as equity securities held at fair value without readily determinable values prior to being fully impaired as of 2021.
The following is a summary of the investments held at fair value as of December 31, 2021 and 2020:

($ in thousands)	2021	2020
420 Capital	$68	$68
Lighthouse	542	1,049
Fleurish	—	51
Old Pal	592	—
IMC	4,710	—

Total Investments	$5,912	$1,168

The Company

recorded
mark-to-market

losses of $7.3 million and $0.2 million for the years ended December 31, 2021 and 2020, respectively.

(b)	Equity Method Investments
As part of the Origin House acquisition, the Company acquired an investment in Trichome Financial Corp. (“Trichome”), a lending entity that focuses its investments on cannabis and cannabis-related companies. At the acquisition date, the Trichome investment had a fair value of $4.3 million. The Company’s ownership stake in Trichome upon acquisition and as of December 31, 2020, was approximately
23%
 (carrying value of $3.2 million). During March 2021, the Company derecognized the Trichome equity method investment as part of an ownership conversion to shares in IMC. The Company recognized a gain on conversion of
$9.3 million in Other income (expense), net as the IMC investment exceeded the $2.1 million carrying value of Trichome on the date of conversion.

No distributions were made by the investee to the Company related to investments for any of the respective periods.